Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2013, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,609,813 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 36 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

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The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,005,386,263
Aggregate Outstanding Principal Balance – Treasury Bill	$26,617,408
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	2.65%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$978,768,855
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	97.35%
Number of Borrowers	35,507
Average Outstanding Principal Balance Per Borrower	$28,315
Number of Loans	61,852
Average Outstanding Principal Balance Per Loan – Treasury Bill	$24,993
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,102
Weighted Average Remaining Term to Scheduled Maturity	214 months
Weighted Average Annual Interest Rate	4.27%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 0.00% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	12,438	$215,545,244	21.4%
3.01% to 3.50%	10,648	165,924,421	16.5
3.51% to 4.00%	11,979	175,843,499	17.5
4.01% to 4.50%	15,233	215,127,543	21.4
4.51% to 5.00%	3,210	50,062,465	5.0
5.01% to 5.50%	939	18,573,210	1.8
5.51% to 6.00%	887	19,168,586	1.9
6.01% to 6.50%	1,289	25,280,569	2.5
6.51% to 7.00%	1,574	33,262,776	3.3
7.01% to 7.50%	677	15,107,837	1.5
7.51% to 8.00%	1,231	26,274,667	2.6
8.01% to 8.50%	1,342	33,762,843	3.4
Equal to or greater than 8.51%	405	11,452,603	1.1

Total	61,852	$1,005,386,263	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,847	$15,128,306	1.5%
$ 5,000.00-$ 9,999.99	6,897	48,558,430	4.8
$10,000.00-$14,999.99	4,945	62,101,797	6.2
$15,000.00-$19,999.99	3,843	66,600,942	6.6
$20,000.00-$24,999.99	2,557	57,007,049	5.7
$25,000.00-$29,999.99	1,990	54,646,078	5.4
$30,000.00-$34,999.99	1,647	53,462,855	5.3
$35,000.00-$39,999.99	1,349	50,375,942	5.0
$40,000.00-$44,999.99	983	41,631,210	4.1
$45,000.00-$49,999.99	819	38,873,391	3.9
$50,000.00-$54,999.99	758	39,796,313	4.0
$55,000.00-$59,999.99	611	35,094,915	3.5
$60,000.00-$64,999.99	476	29,729,757	3.0
$65,000.00-$69,999.99	445	30,025,585	3.0
$70,000.00-$74,999.99	351	25,370,844	2.5
$75,000.00-$79,999.99	352	27,238,523	2.7
$80,000.00-$84,999.99	289	23,801,939	2.4
$85,000.00-$89,999.99	226	19,764,203	2.0
$90,000.00-$94,999.99	220	20,359,489	2.0
$95,000.00-$99,999.99	176	17,125,854	1.7
$100,000.00 and above	1,726	248,692,843	24.7

Total	35,507	$1,005,386,263	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	57,987	$929,491,602	92.5%
31-60 days	1,535	25,341,334	2.5
61-90 days	686	13,611,357	1.4
91-120 days	388	9,132,236	0.9
121-150 days	295	6,940,117	0.7
151-180 days	213	5,391,027	0.5
181-210 days	176	3,401,316	0.3
Greater than 210 days	572	12,077,274	1.2

Total	61,852	$1,005,386,263	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	21	$7,112	*
4 to12	206	201,759	*
13 to 24	388	820,229	0.1%
25 to 36	1,474	2,797,776	0.3
37 to 48	827	3,103,112	0.3
49 to 60	1,597	6,092,393	0.6
61 to 72	8,629	31,970,990	3.2
73 to 84	2,269	11,718,867	1.2
85 to 96	2,020	12,498,622	1.2
97 to 108	1,819	13,705,965	1.4
109 to 120	2,305	21,016,472	2.1
121 to 132	9,579	98,051,064	9.8
133 to 144	2,915	40,042,910	4.0
145 to 156	2,105	27,395,241	2.7
157 to 168	1,741	24,958,432	2.5
169 to 180	1,870	28,253,377	2.8
181 to 192	5,315	87,791,704	8.7
193 to 204	1,584	29,182,548	2.9
205 to 216	1,237	23,725,387	2.4
217 to 228	1,062	23,154,544	2.3
229 to 240	1,375	34,337,257	3.4
241 to 252	4,509	142,450,500	14.2
253 to 264	1,349	48,655,388	4.8
265 to 276	1,081	44,307,362	4.4
277 to 288	1,214	61,430,503	6.1
289 to 300	1,054	51,309,660	5.1
301 to 312	919	46,969,319	4.7
313 to 324	381	21,877,043	2.2
325 to 336	284	16,974,711	1.7
337 to 348	182	12,551,691	1.2
349 to 360	262	18,079,727	1.8
361 and above	279	19,954,598	2.0

Total	61,852	$1,005,386,263	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	4,037	$77,115,364	7.7%
Forbearance	2,748	64,161,090	6.4
Repayment
First year in repayment	1,215	36,615,435	3.6
Second year in repayment	1,070	29,375,238	2.9
Third year in repayment	1,273	34,289,025	3.4
More than 3 years in repayment	51,509	763,830,112	76.0

Total	61,852	$1,005,386,263	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 86.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.2	-	240.8
Forbearance	-	6.3	246.1
Repayment	-	-	208.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $77,115,364 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $35,171,534 or approximately 45.6% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	291	$5,982,101	0.6%
Alaska	105	1,680,097	0.2
Arizona	862	15,036,768	1.5
Arkansas	355	5,784,842	0.6
California	5,800	110,615,387	11.0
Colorado	925	13,807,936	1.4
Connecticut	908	11,707,698	1.2
Delaware	82	1,422,069	0.1
District of Columbia	211	3,437,053	0.3
Florida	1,874	39,022,197	3.9
Georgia	1,319	24,431,631	2.4
Hawaii	151	3,023,914	0.3
Idaho	157	2,570,113	0.3
Illinois	2,277	34,560,024	3.4
Indiana	1,088	17,900,781	1.8
Iowa	279	3,655,312	0.4
Kansas	650	9,022,718	0.9
Kentucky	554	8,315,643	0.8
Louisiana	1,526	23,406,004	2.3
Maine	123	1,759,301	0.2
Maryland	1,022	18,784,875	1.9
Massachusetts	1,696	23,320,940	2.3
Michigan	1,383	24,805,560	2.5
Minnesota	732	10,007,197	1.0
Mississippi	245	4,340,323	0.4
Missouri	1,016	15,023,223	1.5
Montana	79	1,179,240	0.1
Nebraska	82	1,218,772	0.1
Nevada	281	5,520,645	0.5
New Hampshire	280	3,726,501	0.4
New Jersey	1,186	28,112,514	2.8
New Mexico	200	3,412,422	0.3
New York	6,254	91,803,141	9.1
North Carolina	1,026	21,112,304	2.1
North Dakota	22	226,299	*
Ohio	9,284	149,357,075	14.9
Oklahoma	1,417	19,265,124	1.9
Oregon	903	13,565,587	1.3
Pennsylvania	1,727	31,591,337	3.1
Rhode Island	136	2,473,729	0.2
South Carolina	332	5,639,092	0.6
South Dakota	47	833,370	0.1
Tennessee	999	15,550,216	1.5
Texas	6,851	101,329,809	10.1
Utah	178	4,501,261	0.4
Vermont	87	1,196,858	0.1
Virginia	1,527	21,880,176	2.2
Washington	1,995	28,012,710	2.8
West Virginia	153	2,189,690	0.2
Wisconsin	729	10,172,966	1.0
Wyoming	32	653,835	0.1
Other	414	7,437,886	0.7

Total	61,852	$1,005,386,263	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	38,705	$520,314,979	51.8%
Other Repayment Options(1)	23,147	485,071,284	48.2

Total	61,852	$1,005,386,263	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,863 loans with an aggregate outstanding principal balance of $58,117,518 currently in an interest-only period.  These interest-only loans represent approximately 5.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	31,287	$440,739,293	43.8%
Unsubsidized	30,565	564,646,970	56.2

Total	61,852	$1,005,386,263	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	62	$1,429,872	0.1%
October 1, 1993 through June 30, 2006	61,790	1,003,956,391	99.9
July 1, 2006 and later	0	0	0.0

Total	61,852	$1,005,386,263	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,789	$22,684,285	2.3%
College Assist	15	129,118	*
Educational Credit Management Corporation	914	15,423,682	1.5
Great Lakes Higher Education Corporation	629	10,351,126	1.0
Illinois Student Assistance Commission	2,113	25,596,062	2.5
Kentucky Higher Education Assistance Authority	436	4,696,537	0.5
Louisiana Office Of Student Financial Assistance	905	12,109,642	1.2
Michigan Guaranty Agency	1,134	16,345,321	1.6
New Jersey Higher Education Student Assistance Authority	4,351	55,748,380	5.5
New York State Higher Education Services Corporation	12,155	165,749,651	16.5
Northwest Education Loan Association	5,971	80,133,662	8.0
Oklahoma Guaranteed Student Loan Program	1,001	13,257,550	1.3
Pennsylvania Higher Education Assistance Agency	4,602	62,929,141	6.3
Student Loan Guarantee Foundation of Arkansas	280	3,890,546	0.4
Tennessee Student Assistance Corporation	1,000	13,036,072	1.3
Texas Guaranteed Student Loan Corporation	7,025	102,444,118	10.2
United Student Aid Funds, Inc.	17,532	400,861,372	39.9

Total	61,852	$1,005,386,265	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and

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the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2012, USA Funds held net assets on behalf of the federal reserve fund of approximately $235 million. Through September 30, 2012, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $66.5 billion.  Also, as of September 30, 2012, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $235 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years for which information is available was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	0.33%	0.38%	0.40%	0.39%	0.35%

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USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years for which information is available, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	$17,202	$20,067	$7,705	N/A	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years for which information is available, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	45.60%	36.19%	32.90%	32.17%	31.82%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years for which information is available, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	2.07%	1.92%	1.69%	1.69%	1.58%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years for which information is available, the “loss rate” was as follows: 2012 – 4.76 percent; 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

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NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (“FFELP”).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program for state fiscal year 2012-13 due to its continued underutilization.  As a result, no new NYHELPs loans will be made for 2012-13 state fiscal year while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective July 1, 2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after June 30, 2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning July 1, 2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2012, HESC had total FFELP assets of approximately $159.8 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $19.6 billion in original principal amount of loans outstanding.

2004-1

Guarantee Volume:  HESC guaranteed the following amounts for the last five federal fiscal years for which information is available ending September 30 (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	($ in millions)
Guarantor	2008	2009	2010	2011	2012
New York State Higher Education Services Corporation	$3,551	$3,642	$799	$0	$0

Reserve Ratio:  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years  for which information is available ending September 30 is as follows:

	Reserve Ratio
	Fiscal Year
Guarantor	2008	2009	2010	2011	2012
New York State Higher Education Services Corporation	0.29%	0.30%	0.33%	0.28%	0.28%

Recovery Rates:  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years  for which information is available ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate
	Fiscal Year
Guarantor	2008	2009	2010	2011	2012
New York State Higher Education Services Corporation	32.12%	23.64%	23.46%	26.68%	27.26%

Claims Rate:  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years  for which information is available ending September 30 is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2008	2009	2010	2011	2012
New York State Higher Education Services Corporation	1.60%	1.93%	1.86%	2.17%	1.59%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site, www.HESC.ny.gov.

2004-1

TEXAS GUARANTEED STUDENT LOAN CORPORATION

Guaranty Volume.  The following table sets forth the approximate aggregate principal amount of federally reinsured education loans (including loans under the Parent Loans for Undergraduate Students (“PLUS”) program but excluding Federal Consolidation Loans) that have first become guaranteed in each of the following federal fiscal years calculated by subtracting the prior year end Form 2000 Line AR1 from that of the current year.

	Stafford SLS and PLUS Loans Guaranteed
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2008	2009	2010	2011	2012
Texas Guaranteed Student Loan Corporation(1)	$7,256	$10,324	$2,956	-	-

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC. No representation is made by TGSLC as to the accuracy or completeness of the information.

Reserve Ratio.  The reserve ratio is determined by dividing its cumulative federal fund cash and investment reserves, by the original principal amount of the outstanding loans guaranteed.  The term “cumulative cash reserves” means the difference between sources and uses of monies in the federal reserve fund.  The following table sets forth the respective reserve ratio for the following fiscal years:

	Reserve Ratio
	Federal Fiscal Year (ending September 30)
Guarantor	2008	2009	2010	2011	2012
Texas Guaranteed Student Loan Corporation(1)	0.905%	0.980%	1.470%	1.667%	2.261%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Recovery Rates. Determined by dividing the cumulative amount recovered from borrowers (prior year total plus current year Form 2000 Lines MR 10,10A, 11A, 11B, 12A, 13A, 17,19 and 27) by the cumulative amount of default claims paid (Form 2000 Line AR 8).  The table below sets forth the recovery rates for the following fiscal years:

	Recovery Rate
	Federal Fiscal Year (ending September 30)
Guarantor	2008	2009	2010	2011	2012
Texas Guaranteed Student Loan Corporation(1)	83.2%	82.7%	84.4%	85.7%	88.4%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC. No representation is made by TGSLC as to the accuracy or completeness of the information.

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Claims Rate.  For the following federal fiscal years, the claims rate is as follows:

	Claims Rate
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2008	2009	2010	2011	2012
Texas Guaranteed Student Loan Corporation(1)	3.32%	3.40%	2.99%	3.56%	3.13%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC. No representation is made by TGSLC as to the accuracy or completeness of the information.

Pursuant to the Health Care and Education Affordability Reconciliation Act which amended the Higher Education Act of 1965, the origination of federal student loans under FFELP after June 30, 2010 was discontinued.

Eligible FFELP loans selected for sale (“put”) to the Department of Education at the lenders option under provisions of The Ensuring Continued Access to Student Loans Act or consolidated into the Federal Direct Loan Program at the borrowers option under the Federal government’s temporary fiscal year 2012 initiative have been removed from Texas Guaranteed Student Loan Corporation’s portfolio.

Texas Guaranteed Student Loan Corporation can be contacted at P.O. Box 83100, Round Rock, Texas 78683 (Telephone:  (800) 252-9743) or at www.tgslc.org.

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